EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED, PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Quarterly Report of Document Sciences Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2004 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, John L. McGannon, in my capacities as Chief Executive Officer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2004	/s/ John L. McGannon
John L. McGannon
President, Chief Executive Officer and
Chief Financial Officer